EXHIBIT INDEX

EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

   2      Plan of Acquisition,
          Reorganization Arrangement,
          Liquidation or Succession.

   2.1    Agreement and Plan of Merger,      Filed as Exhibit 2 to Ogden's
          dated as of October 31, 1989,      Form S-4 Registration Statement
          among Ogden, ERCI Acquisition      File No. 33-32155, and
          Corporation and ERC International  incorporated herein by
          Inc.                               reference.

   2.2    Agreement and Plan of Merger       Filed as Exhibit (10)(x) to
          among Ogden Corporation, ERC       Ogden's Form 10-K for the
          International Inc., ERC            fiscal year ended December 31,
          Acquisition Corporation and        1990 and incorporated herein
          ERC Environmental and Energy       by reference.
          Services Co., Inc. dated as of
          January 17, 1991.

   2.3    Amended and Restated Agreement     Filed as Exhibit 2 to Ogden's
          and Plan of Merger among Ogden     Form S-4 Registration Statement
          Corporation, OPI Acquisition       File No. 33-56181 and
          Corporation sub. and Ogden         incorporated herein by
          Projects, Inc. dated as of         reference.
          September 27, 1994.

   3      Articles of Incorporation and
          By-Laws.

   3.1    Ogden's Restated Certificate       Filed as Exhibit (3)(a)
          of Incorporation as amended.       to Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1988 and incorporated herein
                                             by reference.

   3.2    Ogden's By-Laws, as amended        Filed as Exhibit 3.2 to Ogden's
          through June 30, 1995.             Form 10-Q for the quarterly
                                             period ended June 30, 1995 and
                                             incorporated herein by
                                             reference.

   4      Instruments Defining Rights of
          Security Holders.

   4.1    Fiscal Agency Agreement between    Filed as Exhibits (C)(3) and
          Ogden and Bankers Trust Company,   (C)(4) to Ogden's Form 8-K
          dated as of June 1, 1987 and       filed with the Securities and
          Offering Memorandum dated June     Exchange Commission on July 7,
          12, 1987, relating to U.S.         1987 and incorporated herein
          $85 million Ogden 6% Convertible   by reference.
          Subordinated Debentures, Due 2002.

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EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

   4.2    Fiscal Agency Agreement between    Filed as Exhibit (4) to Ogden's
          Ogden and Bankers Trust Company,   Form S-3 Registration Statement
          dated as of October 15, 1987,      filed with the Securities and
          and Offering Memorandum, dated     Exchange Commission on December
          October 15, 1987, relating to      4, 1987, Registration No.
          U.S. $75 million Ogden 5-3/4%      33-18875, and incorporated
          Convertible Subordinated           herein by reference.
          Debentures, Due 2002.

   4.3    Indenture dated as of March 1,     Filed as Exhibit (4)(C) to
          1992 from Ogden Corporation to     Ogden's Form 10-K for fiscal
          The Bank of New York, Trustee,     year ended December 31, 1991,
          relating to Ogden's $100 million   and incorporated herein by
          debt offering.                     reference.

   10     Material Contracts

   10.1   Credit Agreement by and among      Filed as Exhibit No. 10.2 to
          Ogden, The Bank of New York, as    Ogden's Form 10-K for fiscal
          Agent and the signatory Lenders    year ended December 31, 1993,
          thereto dated as of September 20,  and incorporated herein by
          1993.                              reference.

   10.2   Rights Agreement between Ogden     Filed as Exhibit (10)(h) to
          Corporation and Manufacturers      Ogden's Form 10-K for the
          Hanover Trust Company, dated as    fiscal year ended December 31,
          of September 20, 1990.             1990 and incorporated herein
                                             by reference.

   10.3   Executive Compensation Plans and
          Agreements.

     (a)  Ogden Corporation 1986             Filed as Exhibit (10)(k) to
          Stock Option Plan.                 Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1985 and incorporated herein
                                             by reference.

     (b)  Ogden Corporation 1990             Filed as Exhibit (10)(j) to
          Stock Option Plan.                 Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

          (i)  Ogden Corporation 1990        Filed as Exhibit 10.6(b)(i) to
               Stock Option Plan as          Ogden's Form 10-Q for the
               Amended and Restated as of    quarterly period ended
               January 19, 1994.             September 30, 1994 and
                                             incorporated herein by
                                             reference.

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EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

     (c)  Ogden Services Corporation         Filed as Exhibit (10)(k) to
          Executive Pension Plan.            Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (d)  Ogden Services Corporation         Filed as Exhibit (10)(l) to
          Select Savings Plan.               Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

          (i)  Ogden Services Corporation    Filed as Exhibit 10.7(d)(i) to
               Select Savings Plan           Ogden's Form 10-K for the
               Amendment and Restatement     fiscal year ended December 31,
               as of January 1, 1995.        1994 and incorporated herein by
                                             reference.

     (e)  Ogden Services Corporation         Filed as Exhibit (10)(m) to
          Select Savings Plan Trust.         Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

          (i)  Ogden Services Corporation    Filed as Exhibit 10.7(e)(i) to
               Select Savings Plan Trust     Ogden's Form 10-K for the fiscal
               Amendment and Restatement     fiscal year ended December 31,
               as of January 1, 1995.        1994 and incorporated herein by
                                             reference.

     (f)  Ogden Services Corporation         Filed as Exhibit (10)(n) to
          Executive Pension Plan Trust.      Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (g)  Changes effected to the Ogden      Filed as Exhibit (10)(o) to
          Profit Sharing Plan effective      Ogden's Form 10-K for the
          January 1, 1990.                   fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (h)  Employment Letter Agreement        Filed as Exhibit (10)(p) to
          between Ogden and an executive     Ogden's Form 10-K for the
          officer dated January 30, 1990.    fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (i)  Employment Agreement between       Filed as Exhibit (10)(r) to
          R. Richard Ablon and Ogden         Ogden's Form 10-K for the
          dated as of May 24, 1990.          fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

          (i)  Letter Amendment to           Filed as Exhibit (10)(r)(i)
               Employment Agreement          to Ogden's Form 10-K for the
               between Ogden Corporation     fiscal year ended December 31,
               and R. Richard Ablon, dated   1990 and incorporated herein
               as of October 11, 1990.       by reference.

EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

     (j)  Employment Agreement between       Filed as Exhibit (10)(s) to
          Ogden and C. G. Caras dated        Ogden's Form 10-K for the
          as of July 2, 1990.                fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

          (i)  Letter Amendment to           Filed as Exhibit (10)(s)(i)
               Employment Agreement          to Ogden's Form 10-K for the
               between Ogden Corporation     fiscal year ended December 31,
               and C. G. Caras, dated as     1990 and incorporated herein
               of October 11, 1990.          by reference.

     (k)  Employment Agreement between       Filed as Exhibit (10)(t) to
          Ogden and Philip G. Husby,         Ogden's Form 10-K for the
          dated as of July 2, 1990.          fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (l)  Termination Letter Agreement       Filed as Exhibit (10)(v) to
          between Maria P. Monet and Ogden   Ogden's Form 10-K for the
          dated as of October 22, 1990.      fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (m) Letter Agreement between Ogden Filed as Exhibit 10.2 (p) to Corporation and Ogden's Chairman Ogden's Form 10-K for fiscal
          of the Board, dated as of          year ended December 31, 1991
          January 16, 1992.                  and incorporated herein by
                                             reference.

     (n)  Employment Agreement between       Filed as Exhibit 10.2 (q) to
          Ogden Corporation and Ogden's Ogden's Form 10-K for fiscal Chief Accounting Officer dated year ended December 31, 1991
          as of December 18, 1991.           and incorporated herein by
                                             reference.

     (o)  Employment Agreement between       Filed as Exhibit 10.8(o) to
          Scott G. Mackin and Ogden          Ogden's Form 10-K for fiscal
          Projects, Inc. dated as of         year ended December 31, 1993
          January 1, 1994.                   and incorporated herein by
                                             reference.

     (p)  Ogden Corporation Profit Sharing   Filed as Exhibit 10.8(p) to
          Plan.                              Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

          (i)  Ogden Profit Sharing Plan     Filed as Exhibit 10.8(p)(i) to
               as amended and restated       Ogden's Form 10-K for fiscal
               January 1, 1991 and as in     year ended December 31, 1993
               effect through January 1,     and incorporated herein by
               1993.                         reference.

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EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

          (ii) Ogden Profit Sharing Plan     Filed as Exhibit 10.7(p)(ii) to
               as amended and restated       Ogden's Form 10-K for fiscal
               effective as of January 1,    year ended December 31, 1994 and
               1995.                         incorporated herein by
                                             reference.

     (q)  Ogden Corporation Core Executive   Filed as Exhibit 10.8(q) to
          Benefit Program.                   Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

     (r)  Ogden Projects Pension Plan.       Filed as Exhibit 10.8(r) to
                                             Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

     (s)  Ogden Projects Profit Sharing      Filed as Exhibit 10.8(s) to
          Plan.                              Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

     (t)  Ogden Projects Supplemental        Filed as Exhibit 10.8(t) to
          Pension and Profit Sharing Plans.  Ogden's Form 10-K for fiscal year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

     (u)  Ogden Projects Employees' Stock    Filed as Exhibit 10.8(u) to
          Option Plan.                       Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

          (i)  Amendment dated as of         Filed as Exhibit 10.7(u)(i)
               December 29, 1994, to the     to Ogden's Form 10-K for fiscal
               Ogden Projects Employees'     year ended December 31, 1994
               Stock Option Plan.            and incorporated herein by
                                             reference.

     (v)  Ogden Projects Core Executive      Filed as Exhibit 10.8(v) to
          Benefit Program.                   Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

     (w)  Ogden Corporation CEO Formula      Filed as Exhibit 10.6(w) to
          Bonus Plan.                        Ogden's Form 10-Q for quarterly
                                             period ended September 30, 1994
                                             and incorporated herein by
                                             reference.

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EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

     (x)  Form of amendments to the Ogden    Filed as Exhibit 10.8(w) to
          Projects, Inc. Pension Plan and    Ogden's Form 10-K for fiscal
          Profit Sharing Plans effective as  year ended December 31, 1993
          of January 1, 1994.                and incorporated herein by
                                             reference.

          (i)  Form of amended Ogden         Filed as Exhibit 10.7(w)(i) to
               Projects Profit Sharing       Ogden's Form 10-K for fiscal
               Plan effective as of          year ended December 31, 1994
               January 1, 1994 and           and incorporated herein by
               incorporated herein by        reference.
               reference.

          (ii) Form of amended Ogden         Filed as Exhibit 10.7(w)(ii) to
               Projects Pension Plan,        Ogden's Form 10-K for fiscal
               effective as of January 1,    year ended December 31, 1994
               1994 and incorporated         and incorporated herein by
               herein by reference.          reference.

   10.4   First Amended and Restated         Filed as Exhibit 10.3 (b) (i)
          Ogden Corporation Guaranty         to Ogden's Form 10-K for
          Agreement made as of January 30,   fiscal year ended December 31,
          1992 by Ogden Corporation for      1991 and incorporated herein
          the benefit of Mission Funding     by reference.
          Zeta and Pitney Bowes Credit
          Corporation.

   10.5   Ogden Corporation Guaranty         Filed as Exhibit 10.3 (b) (iii)
          Agreement made as of January       to Ogden's Form 10-K for
          30, 1992 by Ogden Corporation      fiscal year ended December 31,
          for the benefit of Allstate        1991 and incorporated herein
          Insurance Company and Ogden        by reference.
          Martin Systems of Huntington
          Resource Recovery Nine Corp.

   11     Ogden Corporation and              Transmitted herewith as
          Subsidiaries Detail of             Exhibit 11.
          Computation of Earnings
          Applicable to Common Stock.

   27     Financial Data Schedule.           Transmitted herewith as
                                             Exhibit 27.